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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549



                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 7, 2005



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



             001-13255                                      43-1781797
             ---------                                      ----------
            (COMMISSION                                     (IRS EMPLOYER
            FILE NUMBER)                                    IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         On January 25, 2005, Solutia announced to employees, and issued a press release, that it intends to exit the acrylic fibers business, pending bankruptcy court approval. Solutia's plant in Decatur, Alabama will continue to operate as a producer of chemical intermediates for use in nylon products, but will close its acrylic fibers operation in early-to-mid April. This action will impact approximately 250 Solutia employees and 200 contractors, most of whom work at the Decatur plant. Solutia's commitment to exit the acrylic fibers business occurred on January 7, 2005 as part of its on-going reorganization strategy to re-shape its asset portfolio so that it consists of high-potential businesses leveraged on Solutia's core competencies that can consistently deliver returns in excess of their cost of capital.

         As a result of the decision to exit the acrylic fibers business and after obtaining appropriate approvals through the bankruptcy court process, Solutia expects to record charges and to incur cash expenditures that are currently estimated at approximately $10 million during the remainder of 2005. These charges relate to approximately $5 million for severance and other employee costs, expected to occur in the first half of 2005. Solutia also expects to incur approximately $5 million of other exit costs, such as decommissioning related activities, which will be expensed as incurred primarily during the second and third quarters of 2005. Additionally, Solutia previously impaired a majority of the acrylic fibers' property, plant and equipment and accordingly does not expect to record material charges with respect to property, plant and equipment.

         A copy of the press release announcing Solutia's exit from its acrylic fibers business is attached to this report and incorporated herein by reference.


FORWARD LOOKING STATEMENTS

         This report contains forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by the forward looking statements. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: failure to receive bankruptcy court approval, and potential delays in completing the shutdown in order to transition projects for our customers.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is included in this Report:


Exhibit Number        Description
--------------        -----------

      99 Press Release dated January 25, 2005, issued by Solutia Inc. announcing that Solutia will exit the acrylic fibers business






                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SOLUTIA INC.
                                        ----------------------------------
                                        (Registrant)


                                        /s/ Rosemary L. Klein
                                        ---------------------------
                                        Secretary

DATE:  January 25, 2005